                                                                    Exhibit 99.1

                        UNITED STATES BANKRUPTCY COURT
                      EASTERN DISTRICT OF NORTH CAROLINA
                               RALEIGH DIVISION

IN RE: Athey Products Corporation      CASE NO:  00-02736-5-ATS


       Monthly Report of Corporate Debtor in Possession/Disbursing Agent
              For The Month of June 1, 2001 Through June 30, 2001

I.   REPORT OF ACTIVITIES:

     An interim escrow of $143,405.11 with respect to certain warranties issues raised at closing by the Purchaser, has been closed upon the settlement amount of $48,493.44 having been paid to Five Star Manufacturing, LLC and the balance transferred to the First Capital Bank Disbursing Agent CD #2736301. An initial escrow amount of $893,281.00 remains with respect to the Triad Freightliner disputed secured claim, which claim has been objected to and the Court has entered an Order amending the claim amount subsequent to the end of this reporting period. All of the Debtor's funds are under the control of John A. Northen, Disbursing Agent, in accounts at First Capital Bank. The Debtor continues to file a Form 8-K with each monthly report. The results of the ballots with respect to the Plan and Disclosure Statement have been submitted to the Court, and the Court has approved the Disclosure Statement and confirmed the Plan, as amended, as of June 13, 2001. Several objections to claims were filed, and the review of all claims continues.



II.  SUMMARY OF OPERATIONS:

     All operations of the business as Athey Products Corporation have ceased.

I declare under penalty of perjury that the information contained in this report is true and correct to the best of my knowledge and belief. As all funds are now under the control of the Disbursing Agent, his signature has been substituted for the corporate officer.

Respectfully submitted this 18/th/ day of July, 2001.
                            ------

     /s/ John A. Northen         Signature
---------------------------------
John A. Northen, Disbursing Agent


I certify that the information contained in this report is true and correct to the best of my knowledge and belief.

Date: July 18, 2001                              /s/ John A. Northen
                                        ----------------------------------------
                                        Attorney for Debtor
John A. Northen, NCSB 6789
Northen Blue, LLP
PO Box 2208
Chapel Hill, NC 27515
919-968-4441

                                                                  Revised 5/2000

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
              FOR THE MONTH OF June 1, 2001 through June 30, 2001

                                    PART A:

                                CERTIFICATIONS


1.   Yes x No___  All post-petition taxes [tax obligations arising after the
        ---
                  chapter 11 petition was filed] are currently paid or deposited.

2.   Yes x No___  All administrative expenses [post-petition obligations] other
        ---
                  than taxes are current.

3.   Yes x No___  Estate property, which is subject to loss by theft, fire, or
        ---
                  other casualty, is insured in accordance with Local Bankruptcy Rule No. 4002.3(a)(3).

4.   Yes x No___  New books and records were opened as of the petition date and
        ---
                  are being maintained monthly and are current.

5.   Yes x No___  New DIP bank accounts were opened and are reconciled.
        ---

6.   Yes___No x   Pre-petition debts [obligations due on or before the filing of
             ---
                  the case] have not been paid since the filing of this chapter case. (No additional ones were paid during June 2001.)

7.   Yes x No___  The only transfers of property made during this period were
        ---
                  transfers which were in the ordinary course of business.

8.   Yes x No___  Estate funds which are on deposit in banking institutions are
        ---
                  fully covered by FDIC or FSLIC insurance of $100,000.00.

9.   Yes x No___  A copy of the corresponding bank statement is attached.
        ---

IF THE ANSWER TO ANY OF THE CERTIFICATIONS ABOVE IS NO, PLEASE PROVIDE EXPLANATION ON SUPPLEMENT TO PART A.

                             SUPPLEMENT TO PART A:

                EXPLANATION TO CERTIFICATIONS REFLECTED AS "NO"


1.   Post-petition TAXES NOT CURRENT OR NOT DEPOSITED:

     Type ________ and amount $_____ unpaid or not deposited.

     Type ________ and amount $_____ unpaid or not deposited.

2.   ADMINISTRATIVE EXPENSES [Post-petition] OTHER THAN TAXES NOT CURRENT:

     Type _______________ and amount $______ unpaid.

     Type _______________ and amount $______ unpaid.

3. DESCRIPTION OF ESTATE PROPERTY UNINSURED, REASONS WHY AND STEPS IMPLEMENTED TO OBTAIN INSURANCE:

     a.
     b.

4.   REASON/EXPLANATION WHY NEW BOOKS AND RECORDS NOT YET OPENED:


5.   REASON/EXPLANATION WHY NEW BANK ACCOUNTS HAVE NOT YET BEEN OPENED:


6. A LIST OF ALL PRE-PETITION DEBTS WHICH WERE PAID SINCE THE FILING OF THE CASE INCLUDING THE NAME AND ADDRESS OF THE CREDITOR PAID, THE AMOUNT PAID, AND THE JUSTIFICATION FOR THE PAYMENT. [DOES NOT INCLUDE PAYMENTS TO SECURED CREDITORS AND LESSORS UNDER AN ADEQUATE PROTECTION AGREEMENT.]


7. A LIST OF ALL PROPERTY WHICH WAS TRANSFERRED OUTSIDE THE ORDINARY COURSE OF BUSINESS AND WHETHER PRIOR AUTHORITY FOR SUCH TRANSFER[S] WAS OBTAINED FROM THE COURT:


8. IF FUNDS ARE NOT FULLY COVERED BY FDIC OR FSLIC INSURANCE OF $100,000.00, PROVIDE NAME OF BANK[S] WHEREIN ESTATE MONIES ARE DEPOSITED AND THE BALANCE OF ALL ACCOUNTS THEREIN.

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
              FOR THE MONTH OF June 1, 2001 through June 30, 2001

                                    PART B:
                      SUMMARY OF BANK ACCOUNT INFORMATION

STATEMENT
BANK NAME          ACCOUNT NUMBER        NATURE OF ACCOUNT         BALANCE
---------------  ------------------  -------------------------  -------------

Centura          021-221-536-1       Cash Collateral            $         -0-
Centura          021-221-538-8       Payroll                    $         -0-
First Capital    2736303             Wells Fargo Escrow CD      $         -0-
First Capital    2736302             Freightliner Escrow CD     $  903,353.97
First Capital    2736201             Disbursing Agent MM        $   48,534.02
First Capital    2736301             Disbursing agent CD        $6,553,769.71
First Capital    2736101             Disbursing Agent Checking  $    1,952.50
CCB              Northen Blue Trust  Warranties Escrow          $         -0-
     TOTALS                                                     $7,507,610.20

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                         FOR THE MONTH OF June,  2001
                                          ----

                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:  ___General/Operating Account;
                         ___Tax Account;
                         ___Payroll Account;
                          X Other: Triad Freightliner Escrow Fund CD
                         ---       ---------------------------------
                              (First Capital #2736302)

                                             Amount
                                             ------

1.   Cash Balance from previous
     month's report:                         $900,762.63

2.   Total Cash Receipts:
     [On a separate page
     provide a description of the
     source and amount -
     see Supplement to Part B]               $  2,591.34

3.   Cash Balance Available                  $903,353.97
     [#1 plus #2]

4.   Total Cash Disbursements:
     [On a separate page
     provide an itemization by major
     category of the disbursement and
     amount - See Supplement to Part B]      $       -0-
                                             -----------


5.   Ending Cash Balance                     $903,353.97
     [#3 less #4]


                      SUMMARY OF BANK ACCOUNT INFORMATION

BANK NAME        ACCOUNT NUMBER   NATURE OF ACCOUNT                  AMOUNT*
---------        --------------   -----------------                  -------
First Capital    2736302         Triad Freightliner Escrow Fund CD   $903,353.97


                              TOTAL BANK BALANCE = $903,353.97


*This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. If the Bank Balance does not agree with the
                                                           ---
Ending Cash Balance, in Part B, please explain the difference on Supplement to Part B.

                             SUPPLEMENT TO PART B:

             DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:     ___General/Operating Account;
                            ___Tax Account;
                            ___Payroll Account;
                             X Other: Triad Freightliner Escrow Fund CD
                            ---
                                  (First Capital #2736302)

1.   RECEIPTS:                                                   Amount
                                                                 ------

Sales                                                           ---------
Collection of post-petition accounts receivable                 ---------
Collection of pre-petition  accounts receivable                 ---------
Other Income (interest)                                          2,591.34
Less allowance for returns and discounts
                                                                ---------
                                                   *TOTAL =     $2,591.34


     *Total equals item #2/Total Cash Receipts on Part B.

2.   DISBURSEMENTS:                                              Amount
                                                                 ------

     Purchases of inventory                                     ---------
     Net Payroll                                                ---------
     Payroll Taxes                                              ---------
     Rent                                                       ---------
     Other lease payments                                       ---------
     Utilities (Telephone, Electricity, Other)                  ---------
     Sales Tax                                                  ---------
     Other taxes                                                ---------
     Travel and Entertainment                                   ---------
     Automobile or vehicle expense                              ---------
     Service charges                                            ---------
     Vehicle insurance                                          ---------
     Life and health insurance                                  ---------
     Other insurance                                            ---------
     Supplies                                                   ---------
     Freight                                                    ---------
     Advertising                                                ---------
     Repairs and Maintenance                                    ---------



                                                   *TOTAL =     $-0-

*Total equals item #4/Total Cash Disbursements on Part B.

EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:

       FIRST CAPITAL BANK
       3320 HOLCOMB BRIDGE RD SUITE A
       NORCROSS GA 30092


     ----------------------------------
       EST OF ATHEY PRODUCTS CORP
       TRIAD FREIGHTLINER-ESCROW FUND
       JOHN A NORTHEN-DISBURSING AGNT
       CHAPTER 11 CASE #00-02736-5  1
       P0 BOX 2208
       CHAPEL HILL NC 27515-2208
     ----------------------------------
                                                      CUSTOMER:             6573
                                                         AS OF:         06/22/01
                                                                          PAGE 1



================================================================================
                         7-31 DAY CERTIFICATE 2736302
================================================================================

ORIGINAL ISSUE DATE:          03/14/01        INTEREST RATE:        3.0000%
ORIGINAL ISSUE VALUE:       894,868.98        MATURITY DATE:      07/12/01
LAST RENEWAL DATE:            06/12/01            TERM:            30 DAYS
LAST RENEWAL VALUE:         903,353.97

              ***************************************************
              *A P P R O A C H I N G  R E N E W A L  A D V I C E*
              ***************************************************

YOUR CERTIFICATE WILL MATURE ON 07/12/01. INTEREST WILL BE CREDITED TO YOUR CERTIFICATE AT MATURITY. THE CURRENT BALANCE OF YOUR 7-31 DAY CERTIFICATE IS 903,353.97. IF THE CERTIFICATE RENEWS, THE NEW MATURITY DATE WILL BE 08/11/01.

IF WE DO NOT HEAR FROM YOU WITHIN 10 DAYS AFTER 07/12/01, IT WILL AUTOMATICALLY RENEW FOR THE SAME TIME PERIOD. IF YOU INTEND TO MAKE ANY CHANGES, INCLUDING ADDITIONS OR WITHDRAWALS, PLEASE REMIT THE ENDORSED ORIGINAL CD, OR SEND YOUR REQUEST IN WRITING. YOU MAY OBTAIN NEW RATE AND YIELD INFORMATION BY CALLING 888-921-2265 ON/AFTER 07/12/01. THANK YOU.

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                         FOR THE MONTH OF June , 2001
                                          ----

                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:      ___ General/Operating Account;
                             ___ Tax Account;
                             ___ Payroll Account;
                              X  Other: Disbursing Agent MM
                             ---        -------------------
                                   (First Capital #2736201)

                                              Amount
                                              ------

1.   Cash Balance from previous
     month's report:                          $ 79,514.58

2.   Total Cash Receipts:
     [On a separate page
     provide a description of the
     source and amount -
     see Supplement to Part B]                $    111.39

3.   Cash Balance Available                   $ 79,625.97
     [#1 plus #2]

4.   Total Cash Disbursements:
     [On a separate page
     provide an itemization by major
     category of the disbursement and
     amount - See Supplement to Part B]       $ 31,091.95


5.   Ending Cash Balance                      $ 48,534.02
     [#3 less #4]

                      SUMMARY OF BANK ACCOUNT INFORMATION

BANK NAME         ACCOUNT NUMBER    NATURE OF ACCOUNT             AMOUNT*
---------         --------------    -----------------             -------
First Capital     2736201           Disbursing Agent MM           $48,534.02



                                        TOTAL BANK BALANCE = $48,534.02

*This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. If the Bank Balance does not agree with the
                                                           ---
Ending Cash Balance, in Part B, please explain the difference on Supplement to Part B.

                             SUPPLEMENT TO PART B:

             DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:      ___ General/Operating Account;
                             ___ Tax Account;
                             ___ Payroll Account;
                              X  Other: Disbursing Agent MM
                             ---        -------------------
                                   (First Capital #2736201)

1.   RECEIPTS:                                                                          Amount
                                                                                        ------
Sales                                                                          __________
Collection of post-petition accounts receivable                                __________
Transfer from CD #2736301                                                      __________
Other Income (interest)                                                            111.39
                                                                               ----------
                                                                 *TOTAL =      $   111.39

     *Total equals item #2/Total Cash Receipts on Part B.

2.   DISBURSEMENTS:                                                                      Amount
                                                                                         ------
     Purchases of inventory                                                    __________
     Net Payroll                                                               __________
     Payroll Taxes                                                             __________
     Rent                                                                      __________
     Other lease payments                                                      __________
     Utilities (Telephone, Electricity, Other)                                 __________
     Sales Tax                                                                 __________
     Other taxes                                                               __________
     Travel and Entertainment                                                  __________
     Automobile or vehicle expense                                             __________
     Service charges                                                           __________
     Vehicle insurance                                                         __________
     Life and health insurance                                                 __________
     Other insurance                                                           __________
     Repairs and Maintenance                                                   __________

     Transfers to Disbursing Agent Checking First Capital #2736101              48,534.02
                                                                               ----------

                                                                 *TOTAL =      $48,534.02

*Total equals item #4/Total Cash Disbursements on Part B.

EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:

FIRST CAPITAL BANK
3320 HOLCOMB BRIDGE RD SUITE A
NORCROSS GA 30092

PHONE: 770-381-9996


EST OF ATHEY PRODUCTS CORP             30
JOHN A NORTHEN-DISBURSING AGNT          0
CHAPTER 11 CASE #00-02736-5   1         0           BANKRUPT MMA
P0 BOX 2208                                         ACCOUNT:             2736201
CHAPEL HILL NC 27515-2208
                                                          06/01/01 THRU 06/29/01
                                                    DOCUMENT COUNT:            0
                                                                      PAGE     1

================================================================================
                          BANKRUPT MMA ACCOUNT 2736201
================================================================================

MINIMUM BALANCE         48,422.63     LAST STATEMENT 05/31/01          79,514.58
AVG AVAILABLE BALANCE   70,097.55             1 CREDITS                   111.39
AVERAGE BALANCE         70,097.55             6 DEBITS                 31,091.95
                                      THIS STATEMENT 06/29/01          48,534.02

                 - - - - - - - - OTHER CREDITS - - - - - - - -
DESCRIPTION                                                   DATE        AMOUNT
INTEREST                                                     06/29        111.39

                  - - - - - - - - OTHER DEBITS - - - - - - - -
DESCRIPTION                                                   DATE        AMOUNT
TRANSFER                                                     06/01      2,180.63
TRANSFER                                                     06/06      3,184.64
TRANSFER                                                     06/11           .50
TRANSFER                                                     06/22      3,122.02
TRANSFER                                                     06/25     21,076.66
TRANSFER                                                     06/28      1,527.50

                 - - - - - - - - I N T E R E S T - - - - - - -
-
AVERAGE LEDGER BALANCE:      70,097.55    INTEREST EARNED:                111.39
AVERAGE AVAILABLE BALANCE:   70,097.55    DAYS IN PERIOD:                     29
INTEREST PAID THIS PERIOD:      111.39    ANNUAL PERCENTAGE YIELD          2.02%
INTEREST PAID 2001:           1,606.18    EARNED:


                 - - - - - - - - DAILY BALANCE - - - - - - - -
DATE               BALANCE     DATE            BALANCE     DATE          BALANCE
06/01            77,333.95    06/22          71,026.79    06/29        48,534.02
06/06            74,149.31    06/25          49,950.13
06/11            74,148.81    06/28          48,422.63

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                          FOR THE MONTH OF June, 2001
                                           ----

                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:                ____General/Operating Account;
                                       ____Tax Account;
                                       ____Payroll Account;
                                        X  Other: Disbursing Agent CD
                                       ----       --------------------
                                              (First Capital #2736301)

                                                       Amount
                                                       ------
1.       Cash Balance from previous
         month's report:                          $6,439,861.23

2.       Total Cash Receipts:
         [On a separate page
         provide a description of the
         source and amount -
         see Supplement to Part B]                $  113,908.48

3.       Cash Balance Available                   $6,553,769.71
         [#1 plus #2]

4.       Total Cash Disbursements:
         [On a separate page
         provide an itemization by major
         category of the disbursement and
         amount - See Supplement to Part B]       $        -0-


5.       Ending Cash Balance                      $6,553,769.71
         [#3 less #4]

                      SUMMARY OF BANK ACCOUNT INFORMATION

BANK NAME         ACCOUNT NUMBER    NATURE OF ACCOUNT           AMOUNT*
----------        --------------    -----------------           -------
First Capital     2736301           Certificate of Deposit      $6,553,769.71


                                             TOTAL BANK BALANCE = $6,553,769.71


*This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. If the Bank Balance does not agree with the
                                                           ---
Ending Cash Balance, in Part B, please explain the difference on Supplement to Part B.

                             SUPPLEMENT TO PART B:

             DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:                ____General/Operating Account;
                                       ____Tax Account;
                                       ____Payroll Account;
                                        X  Other: Disbursing Agent CD
                                       ----       --------------------
                                              (First Capital #2736301)


1.    RECEIPTS:                                                       Amount
                                                                      ------

Sales                                                              ___________
Collection of post-petition accounts receivable                    ___________
Collection of prepetition accounts receivable                      ___________
Other Income (interest)                                              18,996.81
Transfer from FCB #273603 Warranties Escrow balance                  94,911.67
                                                                   -----------
Less allowance for returns and discounts
                                                                   -----------
                                                        *TOTAL =   $113,908.48

      *Total equals item #2/Total Cash Receipts on Part B.

2.    DISBURSEMENTS:                                               Amount
                                                                   ------

      Purchases of inventory                                       _______
      Net Payroll                                                  _______
      Payroll Taxes                                                _______
      Rent                                                         _______
      Other lease payments                                         _______
      Utilities (Telephone, Electricity, Other)                    _______
      Sales Tax                                                    _______
      Other taxes                                                  _______
      Travel and Entertainment                                     _______
      Automobile or vehicle expense                                _______
      Service charges                                              _______
      Vehicle insurance                                            _______
      Life and health insurance                                    _______
      Other insurance                                              _______
      Supplies                                                     _______
      Freight                                                      _______
      Advertising                                                  _______
      Repairs and Maintenance                                      _______
      Transfer to FCB #2736201 Checking account                    _______
      Other Expenses                                               _______


                                                        *TOTAL =   $-0-

*Total equals item #4/Total Cash Disbursements on Part B.

EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:

              FIRST CAPITAL BANK
              3320 HOLCOMB BRIDGE RD SUITE A
              NORCROSS GA 30092

              PHONE: 770-381-9996

        -----------------------------------------

             EST OF ATHEY PRODUCTS CORP
             TRIAD FREIGHTLINER-ESCROW FUND
             JOHN A NORTHEN-DISBURSING AGNT
             CHAPTER 11 CASE #00-02736-5    1
             P0 BOX 2208
             CHAPEL HILL NC 27515-2208

        -----------------------------------------
                                                     CUSTOMER:             6573
                                                        AS OF:         06/22/01
                                                                         PAGE 1

================================================================================
                         7-31 DAY CERTIFICATE 2736301
================================================================================

ORIGINAL ISSUE DATE:          03/14/01      INTEREST RATE:       3.0000   %
ORIGINAL ISSUE VALUE:     6,453,750.97      MATURITY DATE:     07/12/01
LAST RENEWAL DATE:            06/12/01      TERM:               30 DAYS
LAST RENEWAL VALUE:       6,553,769.71

              ***************************************************
              *A P P R O A C H I N G  R E N E W A L  A D V I C E*
              ***************************************************

YOUR CERTIFICATE WILL MATURE ON 07/12/01. INTEREST WILL BE CREDITED TO YOUR CERTIFICATE AT MATURITY. THE CURRENT BALANCE OF YOUR 7-31 DAY CERTIFICATE IS 6,553,769.71. IF THE CERTIFICATE RENEWS, THE NEW MATURITY DATE WILL BE 08/11/01.

IF WE DO NOT HEAR FROM YOU WITHIN 10 DAYS AFTER 07/12/01, IT WILL AUTOMATICALLY RENEW FOR THE SAME TIME PERIOD. IF YOU INTEND TO MAKE ANY CHANGES, INCLUDING ADDITIONS OR WITHDRAWALS, PLEASE REMIT THE ENDORSED ORIGINAL CD, OR SEND YOUR REQUEST IN WRITING. YOU MAY OBTAIN NEW RATE AND YIELD INFORMATION BY CALLING 888-921-2265 ON/AFTER 07/12/01. THANK YOU.

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                          FOR THE MONTH OF June, 2001
                                           ----

                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:      ____General/Operating Account;
                             ____Tax Account;
                             ____Payroll Account;
                               X  Other: Disbursing Agent Checking
                             ----        -------------------------
                                    (First Capital #2736101)

                                                          Amount
                                                          ------
1.   Cash Balance from previous
     month's report:                                      $       -0-

2.   Total Cash Receipts:
     [On a separate page
     provide a description of the
     source and amount -
     see Supplement to Part B]                            $ 31,091.95

3.   Cash Balance Available                               $ 31,091.95
     [#1 plus #2]

4.   Total Cash Disbursements:
     [On a separate page
     provide an itemization by major
     category of the disbursement and
     amount - See Supplement to Part B]                   $ 31,091.95

5.   Ending Cash Balance, reconciled to checkbook
     [#3 less #4]                                         $       -0-

                      SUMMARY OF BANK ACCOUNT INFORMATION

BANK NAME          ACCOUNT NUMBER      NATURE OF ACCOUNT            AMOUNT*
---------          --------------      -----------------            -------
First Capital      2736101             Disbursing Agent Checking    $1,952.50


                                               TOTAL BANK BALANCE = $1,952.50

*This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. If the Bank Balance does not agree with the
                                                           ---
Ending Cash Balance, in Part B, please explain the difference on Supplement to Part B.

                             SUPPLEMENT TO PART B:

             DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:      ____General/Operating Account;
                             ____Tax Account;
                             ____Payroll Account;
                               X  Other: Disbursing Agent Checking
                             ----
                                     (First Capital #2736101)

1.     RECEIPTS:                                                                                  Amount
                                                                                                  ------
Sales
Collection of post-petition accounts receivable                                        ----------
Collection of pre-petition  accounts receivable                                        ----------
Transfers from First Capital 2736201                                                    31,091.95
Transfer from First Capital 2736301                                                    ----------
                                                                       *TOTAL =        $31,901.95

         *Total equals item #2/Total Cash Receipts on Part B.

2.       DISBURSEMENTS:                                                                  Amount
                                                                                         ------
         Post-petition invoices outstanding                                            ----------
         Contractor services to William Warden                                             629.00
         Payroll Taxes                                                                 ----------
         Disbursing Agent Bond                                                         ----------
         Payments to Professionals                                                      21,076.66
         Utilities (Telephone, Electricity, Other)                                     ----------
         Sales Tax                                                                     ----------
         SEC and 8K reporting fees                                                       4,877.65
         Storage                                                                       ----------
         Automobile or vehicle expense                                                 ----------
         Post petition invoices for material                                             1,527.50
         Vehicle insurance                                                             ----------
         Photocopying of claims                                                        ----------
         Photocopy and mailing services for Plan of Reorganization                       2,980.64
                                                                                       ----------


                                                                       *TOTAL =       $ 31,091.45

*Total equals item #4/Total Cash Disbursements on Part B.

EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:

Bank Balance                  $ 1,952.50
Outstanding checks             -1,952.50
                              ----------
Difference                           -0-

        FIRST CAPITAL BANK
        3320 HOLCOMB BRIDGE RD SUITE A
        NORCROSS GA 30092

        PHONE: 770-381-9996


        EST OF ATHEY PRODUCTS CORP           30
        JOHN A NORTHEN-DISBURSING AGNT        0
        CHAPTER 11 CASE #00-02736-5     1    12
        P0 BOX 2208                                BANKRUPT CHECK
        CHAPEL HILL NC 27515-2208                  ACCOUNT:          2736101

                                                      06/01/01 THRU 06/29/01
                                                   DOCUMENT COUNT:        12
                                                                   PAGE    1

================================================================================
                        BANKRUPT CHECK ACCOUNT 2736101
================================================================================

MINIMUM BALANCE               .00      LAST STATEMENT           427,966.61
AVG AVAILABLE BALANCE   48,948.10      05/31/01                  31,091.95
AVERAGE BALANCE         48,948.10            6 CREDITS          457,106.06
                                             12 DEBITS
                                       THIS STATEMENT
                                       06/29/01

                  - - - - - - - - OTHER CREDITS - - - - - - - -
DESCRIPTION                                     DATE                      AMOUNT
TRANSFER                                       06/01                    2,180.63
TRANSFER                                       06/06                    3,184.64
TRANSFER                                       06/11                         .50
TRANSFER                                       06/22                    3,122.02
TRANSFER                                       06/25                   21,076.66
TRANSFER                                       06/28                    1,527.50

                    - - - - - - - - CHECKS - - - - - - - - - - -

CHECK #   DATE  .......AMOUNT     CHECK #  ...DATE ......AMOUNT    CHECK #  .....DATE  .........AMOUNT
   32     06/01        219.58         36      06/04   56,095.09        40       06/14           102.00
   33     06/04        287.30         37      06/04   51,408.79        41*      06/11           204.00
   34     06/08        629.00         38      06/07    2,180.63        43       06/26         2,697.02
   35     06/04    319,327.35         39      06/12    2,878.64        44       06/29        21,076.66

(*) INDICATES A GAP IN CHECK NUMBER SEQUENCE

                    - - - - - - - - DAILY BALANCE - - - - - - - -

DATE                  BALANCE              DATE            BALANCE         DATE                BALANCE
06/01              429,927.66             06/11           2,980.64         06/26             21,501.66
06/04                2,809.13             06/12             102.00         06/28             23,029.16
06/06                5,993.77             06/14                .00         06/29              1,952.50
06/07                3,813.14             06/22           3,122.02
06/08                3,184.14             06/25          24,198.68

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                          FOR THE MONTH OF May, 2001
                                          -----

                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:    ______General/Operating Account;
                           ______Tax Account;
                           ______Payroll Account;
                              X  Other: Warranties Escrow
                           ------      ------------------
                                   (Northen Blue Trust Account)

                                                     Amount
                                                     ------
1.   Cash Balance from previous
     month's report:                                 $143,405.11

2.   Total Cash Receipts:
     [On a separate page
     provide a description of the
     source and amount -
     see Supplement to Part B]                       $   -0-

3.   Cash Balance Available
     [#1 plus #2]                                    $   -0-

4.   Total Cash Disbursements:
     [On a separate page
     provide an itemization by major
     category of the disbursement and
     amount - See Supplement to Part B]              $143,405.11

5.   Ending Cash Balance                             $    -0-
     [#3 less #4]

                      SUMMARY OF BANK ACCOUNT INFORMATION

BANK NAME     ACCOUNT NUMBER                  NATURE OF ACCOUNT       AMOUNT*
---------     --------------                  -----------------       -------
CCB           Northen Blue Trust Account      Warranties Escrow       $ -0-



                                              TOTAL BANK BALANCE = $  -0-

*This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. If the Bank Balance does not agree with the
                                                           ---
Ending Cash Balance, in Part B, please explain the difference on Supplement to Part B.

                             SUPPLEMENT TO PART B:

             DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:    ____General/Operating Account;
                           ____Tax Account;
                           ____Payroll Account;
                             X Other: Warranties Escrow
                           ----       -----------------
                                  (Northen Blue Trust Account)

1.   RECEIPTS:                                                                              Amount
                                                                                            ------

Sales                                                                         _______
Collection of post-petition accounts receivable                               _______
Collection of pre-petition  accounts receivable                               _______
Less allowance for returns and discounts                                      _______
                                                               *TOTAL =    $    -0-

     *Total equals item #2/Total Cash Receipts on Part B.

2.   DISBURSEMENTS:                                                                         Amount
                                                                                            ------

     Purchases of inventory                                                   _______
     Net Payroll                                                              _______
     Payroll Taxes                                                            _______
     Rent                                                                     _______
     Other lease payments                                                     _______
     Utilities (Telephone, Electricity, Other)                                _______
     Sales Tax                                                                _______
     Other taxes                                                              _______
     Travel and Entertainment                                                 _______
     Automobile or vehicle expense                                            _______
     Service charges                                                          _______
     Vehicle insurance                                                        _______
     Life and health insurance                                                _______
     Other insurance                                                          _______
     Supplies                                                                 _______


                                                               *TOTAL =    $143,405.11

*Total equals item #4/Total Cash Disbursements on Part B.

EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:

CLIENT TRANSACTIONS       July 12, 2001       Central Carolina Bank      PAGE 1

Transaction #           Date           Code       Debits                Credits            Status   Description/Payee:
-------------           ----           ----       ------                -------            ------   -----------------
Athey Products Corp.                                 (N-20974)
-------------------------------------------------------------
56578                   06/11/01       C                                ($  48,493.44)     A        Five Star Manufacturing, LLC
56579                   06/11/01       C                                ($  94,911.67)     A        Athey Products Corp.
ATHEYP-401              03/05/01       D          $  143,405.11                            A        Wire transfer from Parker Poe
                                                                                                    (Warranty Escrow)

                                                  --------------
                        Client Balance:           $        0.00

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
              FOR THE MONTH OF June 1, 2001 through June 30, 2001

                                    PART C:
        STATEMENT OF STATUS OF PAYMENTS MADE TO SECURED CREDITORS: NONE

1.   Triad Freightliner of Greensboro, Inc.

     Escrow remaining for disputed claim, together with previous adequate protection payments, held in First Capital CD#2736302.

3.   [name]
     ------------------------------------

     Regular contracted payment              $_____per ____

     Adequate protection payment offered     $_____per ____

     Number and amount of Post-petition adequate
     protection payments not made:          #_____ $_____
                         ---

4.   [name]
     ------------------------------------

     Regular contracted payment              $_____per ____

     Adequate protection payment offered     $_____per ____

     Number and amount of Post-petition adequate protection
     payments not made:                     #_____ $_____
              ---

[Attach a separate page for additional secured creditors]

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
              FOR THE MONTH OF June 1, 2001 through June 30, 2001

                                    PART D:

                        SUMMARY OF ACCOUNTS RECEIVABLE

                                                                                 Amount
                                                                                 ------
1.   Beginning Balance                                                           $n/a
                                                                                  ---

2.   Sales on Account           (includes Warranty Credits and Freight)          $n/a

3.   Collections on Account                                                      $n/a

4.   Ending Balance                                                              $n/a
     [Item #1 plus #2 minus #3]

                                              STATUS OF COLLECTIONS:

                                                                                 Amount
                                                                                 ------
Current to 30 days                                                               $n/a

31 to 60 days                                                                    $n/a

61 to 90 days                                                                    $n/a

91 to 120 days                                                                   $n/a

121 days and older                                                               $n/a

TOTAL:                                                                $n/a

   NOTE: All accounts receivable were sold to Five Star Manufacturing, LLC.

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
              FOR THE MONTH OF June 1, 2001 through June 30, 2001

                                    PART E:

                          SUMMARY OF ACCOUNTS PAYABLE
                   [EXCLUDING PRE-PETITION ACCOUNTS PAYABLE]
                    ----------------------------------------


                                              Amount
                                              ------

Current to 30 days                           $43,726.65

31 to 60 days                                $_______

61 to 90 days                                $_______

91 to 120 days                               $_______

121 days and older                           $_______


TOTAL:                                       $43,726.65

                                                      FORM 2
                                      CASH RECEIPTS AND DISBURSEMENTS RECORD

Case Number:               00-02736-5-ATS                              Trustee:
Case Name:                 Athey Products Corp.                        Bank Name:
                                                                       Checking Acct. #:
Taxpayer ID#:              36-0753480                                  Blanket Bond (per case limit):
For Period                 Jul 1, 2001      to       July 12, 2001     Separate Bond (if applicable):
==============================================================================================================
       1               2                        3                                       4
--------------------------------------------------------------------------------------------------------------
  Transaction      Check or                  Paid To/

      Date         [Ref. #]               Received From                     Description of Transaction
--------------------------------------------------------------------------------------------------------------

  Jul 10, 2001                 First Capital Bank (2736201)          Transfer
--------------------------------------------------------------------------------------------------------------

  Jul 10, 2001        46       William Warden                        6/23 $204; 6/29 $212.50; 7/6 $212.50

  Jul 10, 2001        47       R R Donnelley Receivables, Inc.       8-K filed 6/17/01

  Jul 11, 2001                 First Capital Bank (2736201)          Transfer

  Jul 11, 2001        48       Laser Image Corporate Publishing      Photocopying and Shipping Order and
                                                                     Notice 6/20/01
==============================================================================================================

                                                      FORM 2
                                      CASH RECEIPTS AND DISBURSEMENTS RECORD

Case Number:                              John A. Northern (Disbursing Agent)
Case Name:                                First Capital Bank
                                          2736101
Taxpayer ID#:
For Period
===================================================================================
       1                2             5              6                  7
-----------------------------------------------------------------------------------
  Transaction       Check or       Deposit      Disbursement    Checking Account
                                                                     Balance
      Date          [Ref. #]          $              $
-----------------------------------------------------------------------------------

  Jul 10, 2001                      $1,608.18                             1,608.18
-----------------------------------------------------------------------------------

  Jul 10, 2001         46                           $  629.00               979.18

  Jul 10, 2001         47                           $  979.18                 0.00

  Jul 11, 2001                      $1,036.50                             1,036.05

  Jul 11, 2001         48                           $1,036.05                 0.00

===================================================================================

COLUMN TOTALS (less voids)          $2,644.23       $2,644.23            $    0.00

     Less: Bank transfers/CDs       $2,644.23       $    0.00
                                    ---------------------------

Subtotal                            $    0.00       $2,644.23

Less: Payments to debtors           $    0.00       $    0.00
                                    ---------------------------

Net                                 $    0.00       $2,644.23

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
              FOR THE MONTH OF June 1, 2001 through June 30, 2001
                                    PART F:

                STATEMENT OF STATUS OF PAYMENTS MADE TO LESSORS

LESSORS WHOSE LEASES HAVE BEEN ASSIGNED TO FIVE STAR MANUFACTURING:

         All payments have been made in full to Lessors whose leases have been assigned to Five Star Manufacturing; no further obligations to Debtor remain.


LESSORS WHOSE LEASES HAVE BEEN REJECTED:


1.       Enterprise Information
         ------------------------------------------------

         Regular contracted payment         $3,965.63 per month
                                             --------     -----

         Number and amount of Post-petition lease
         payments not made:         # 1     $ 3,965.63
                  ---                --      ---------

2.       GE Industrial Systems
         ------------------------------------------------

         Regular contracted payment         $650.00 per month
                                             ------     -----

         Number and amount of Post-petition lease
         payments not made:         # N/A   $_____
                  ---                -----


[Attach a separate page for additional lessors]

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
             FOR THE MONTHS OF April 1, 2001 through June 30, 2001

                     PART G:  ACCRUAL BASIS BALANCE SHEET

This part must be submitted with the first monthly report and thereafter on a Quarterly Basis, with the reports for March, June, September and December,
---------------
unless a different date is agreed to by the Bankruptcy Administrator, until confirmation of the plan. It is permissible and helpful if a balance sheet is submitted more often than once a quarter, but not required. An "in house" report may be substituted, with the approval of the Bankruptcy Administrator, provided it meets the accrual requirement.

                                    ASSETS

CURRENT ASSETS
     Cash                                                             $7,507,610
                                                                      ----------
     Accounts receivable [net]
     Other receivables
     Inventories
     Prepaid
Total Current Assets                                                  $7,507,610
                                                                      ----------

FIXED, LONG TERM, AND OTHER ASSETS
     Land
     Fixed Assets
     Accumulated depreciation on fixed assets
     Other Assets - Net
Total fixed, long term and other assets

Total assets                                                          $7,507,610
                                                                      ----------

                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts Payable                                                     43,727
                                                                      ----------
     Notes Payable
     Salaries Payable
     Payroll Taxes Payable
     Income Taxes Payable
     Other Current Liabilities
 Total Current Liabilities                                                43,727
                                                                      ----------

LONG TERM LIABILITIES
     Prepetition Liabilities    (estimated)                            6,500,000
                                                                      ----------
     Post-petition Long Term    (reserve for COA-11 expenses)            247,500
                                                                      ----------
 Total Long Term Liabilities                                           6,747,500
                                                                      ----------
TOTAL LIABILITIES                                                      6,791,227.
                                                                      ----------
OWNERS' [STOCKHOLDERS'] EQUITY
     Stock [investment in company]
     Retained Earning
Total Owners Equity                                                      716,383
Total Liabilities and Owners' Equity                                  $7,507,610
                                                                      ----------

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                          FOR THE MONTH OF June 2001

                                    PART H:

                       ACCRUAL BASIS LOSS FOR THE MONTH


                                                      Amount
                                                      ------

1.   Total Sales or Revenue                           $n/a

2.   Cost of Goods Sold

     Material:                           $n/a

     Labor:                              $n/a

     Other:        (Burden)              $n/a

     TOTAL COSTS                                       $n/a

3.   Gross Profit [Item #1 minus item #2]              $n/a

4.   TOTAL OPERATING EXPENSES                          $n/a

5.   Net Profit or (Loss)                              $n/a
     [Item #3 minus #4]

6.   Total Non-Operating
     Income/Expenses                                   $n/a

7.   Net Profit or (Loss)                              $n/a
     [Item #5 minus #6]


[If a detailed INCOME STATEMENT is available, please attach it to the monthly report]


     NOTE: The Debtor discontinued operations.

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                          FOR THE MONTH OF June 2001

                                    PART I:
          SUMMARY OF OFFICER/OWNER COMPENSATION AND PERSONNEL REPORT

1. Report all salaries received from or paid by the debtor to an owner or officer of the debtor.
                __ Check here if same as last monthly report or provide the
                                                             --
                      following information:

                                   Compensation
                                   Authorized           Compensation
Name of Officer/Owner Title        By the Court         Received        Date     Approved
--------------------- -----        -------------        ------------    ----     --------

All officer salaries were discontinued upon closing of the sale to Five Star Manufacturing, LLC. Mr. Warden has agreed to provide services on an as-needed hourly basis.


2. Report all payments made to professionals (i.e. accountants, attorneys, realtors) paid by the debtor:

                                               Compensation         Compensation
                                               Date Approved        Authorized/
Name of Officer/Owner Title                    By the Court           Received
--------------------- -----                    -------------        ------------
John H. Small         Counsel for UCC              _____             $21,076.66


3.   Personnel Report:

     __   Check here if same as last monthly report or provide the following
                                                    --
information:

                                                        Full Time            Part
                                                        ---------            ----
                                                                             Time
                                                                             ----
Total number of employees at beginning
     of the reporting period                                -0-            _________
                                                            ---

     Number hired during the period                          -0-            _________
                                                            ---

 Number terminated/resigned during the
     period                                                 -0-            _________
                                                            ---

Total number of employees at the end
     of the period                                          -0-            _________
                                                            ---

                        UNITED STATES BANKRUPTCY COURT
                      EASTERN DISTRICT OF NORTH CAROLINA
                               RALEIGH DIVISION

--------------------------------------------------------------------------------
IN THE MATTER OF:
Athey Products Corp.
1839 South Main Street
Wake Forest, NC 27587
TIN: 36-0753480
                    Debtor                          Case No. 00-02736-5-ATS
--------------------------------------------------------------------------------

                            CERTIFICATE OF SERVICE
--------------------------------------------------------------------------------


     THIS IS TO CERTIFY that on the below date, the undersigned served a copy of the by depositing the same, enclosed in a post paid wrapper, properly addressed to the following parties in interest, at their last known addresses as shown below, in a post office or official depository under the exclusive care and custody of the United States Postal Service:

     Marjorie K. Lynch                         William G. Pappas
     Bankruptcy Administrator                  Parker Poe Adams & Bernstein
     300 Fayetteville Street Mall, #412        150 Fayetteville Street Mall, #1400
     P.O. Drawer 3039                          P.O. Box 389
     Raleigh, NC 27602-3039                    Raleigh, NC 27602




          This the 18th day of July, 2001.

                                           ATHEY PRODUCTS CORP.

                                           By:  /s/ John. A. Northen
                                              --------------------------
                                                Counsel for the Debtor
NORTHEN BLUE, L.L.P.
John A. Northen, NCSB # 6789
Cheryl Y. Capron, NCSB #16582
Post Office Box 2208
Chapel Hill, NC 27515-2208
Telephone:  919-968-4441